Exhibit 10.7

                              KIGHTSBRIDGE CAPITAL


June 28, 2003

TransWorld Benefits, Inc.
18201 Von Karman Avenue
Suite 1170
Irvine, CA  92612
Attention:  Charles Seven, President


Gentlemen:

     Knightsbridge Holdings, LLC, ("Knightsbridge") is please to be retained on the terms and conditions set forth in this letter of engagement ("Engagement Letter") as a NON-EXCLUSIVE consultant to your company TRANSWORLD BENEFITS, INC.
              -------------                            -------------------------
(The "Company"), to assist in a variety of areas relating to the financial, strategic, and related developmental growth of the Company (the "Engagement").

     1.   Services  of  Knightsbridge
          ---------------------------

     For the Term of Engagement (as hereinafter defined), and with your general knowledge and consent, we agree to provide to the Company a range of consultative and related services which may, but which will not necessarily, include the following: (i) identifying, evaluating and advising in relation to the Company's current structural (including business model), financial, operational, managerial, strategic and other needs and objectives, (ii) preparing and coordinating with the Company and others in the development of business plans, investor presentations and financial models, (iii) identifying potential sources of private and/or public financing ("Financial Sources"), including those involving transactions requiring issuance by the Company of either equity, debt and/or equity-linked securities ("Financing Transactions") and negotiating, structuring and advising in relation to potential Financing Transactions, (iv) identifying potential merger, acquisition, divestiture, consolidation or other combination ("M&A Transaction") opportunities and negotiating, structuring and advising in connection with potential M&A Transactions, (v) advising and assisting the Company in connection with the preparation of any registration statements, periodic or other SEC reports or proxies, and (vi) coordinating with, and advising in connection with the activities of, Outside Professionals, including without limitation, attorneys, accountants, market professionals, etc.

     2.   Term  of  Engagement
          --------------------

     The Engagement shall be effective for a period of six (6) months (the "Initial Term"), commencing on the date first appearing above (the "Term of Engagement"). Thereafter, the Engagement shall automatically renew on a month-to-month basis, subject to the right of the Company and/or Knightsbridge to terminate the Engagement as of the end of any given month, after the expiration of the initial term, by giving written notice to the other party at least thirty (30) days notice ("Termination"). Notwithstanding the foregoing, the Company shall not have the right to cancel this Agreement until such tine as it has fulfilled all its obligations under any and all outstanding Agreements with the Advantage Fund I, LLC or its assignees. KNIGHTSBRIDGE SHALL GRANT TO
                                                    ----------------------------
COMPANY  A  "TRIAL  PERIOD"  OF  TWO  WEEKS  COMMENCING  FROM  THE  DATE OF THIS
--------------------------------------------------------------------------------
AGREEMENT.  DURING THIS TRAIL PERIOD, COMPANY SHALL HAVE THE RIGHT TO CANCEL THE
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AGREEMENT  WITH NO FURTHER OBLIGATION ON ITS PART EXCEPT TO ITS OBLIGATION UNDER
--------------------------------------------------------------------------------
SECTION  3.1.3  BELOW.  [HANDWRITTEN]  As  exercised  and  as  requested  by the
--------------------------------------------------------------------------------
company. /s/CS
--------------


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     3.   Compensation
          ------------

In consideration for the services rendered by Knightsbridge to the Company pursuant to the Engagement (and in addition to the expenses provided for in Paragraph 4 hereof), and throughout the Term of Engagement, the Company shall compensate Knightsbridge as follows:

          3.1  Engagement  Retainer
               --------------------

             3.1.1  Monthly Retainer. An initial non-refundable retainer fee in
                    ----------------
                    an amount equal to USD $10,000 payable in cash or in securities as outlined herein upon the delivery of this Engagement Letter and, thereafter a monthly retainer in an amount equal to $10,000 payable in cash on the first day of each month of the Term of Engagement (the "Monthly Retainer"). Invoices shall be rendered upon the first of the month and are due upon presentation. Knightsbridge shall, at
                                                         -----------------------
                    its  option accept shares of registered stock under the same
                    ------------------------------------------------------------
                    terms/discounts/return  characteristics as any Option rights
                    ------------------------------------------------------------
                    pursuant  to  Section  3.1.3.
                    ----------------------------

             3.1.2  Equity-Based  Incentive Compensation.  Company agrees to pay
                    ------------------------------------
                    Knightsbridge an amount of common stock of the Company, upon finalization of this Agreement, in an amount not less than 250,000 shares of the fully diluted, unrestricted shares of the Company. Company shall also issue to Knightsbridge a warrant to purchase ("warrant"), an additional 150,000 of the Company's fully diluted, shares of the company, exercisable for five (5) years at an exercise price equal to 110% of the Company's closing price on the Over The Counter Bulletin Board as maintained by NASDAQ as of the date of this Agreement. Company shall reserve sufficient unrestricted shares to cover the exercise of any or all of these warrants.

             3.1.3  Options  to  Purchase  Common  Stock.  In  addition  to  the
                    ------------------------------------
                    aforementioned compensation, Company agrees to grant Knightsbridge the right to purchase up to $300,000 of the Company's common stock at a price equal to 30% discount to the closing bid price of the Company's common stock on the electronic bulletin board (or successor exchange) as maintained by the NASDAQ as of the date of exercise. The shares to be issued by the Company shall be fully paid and non-assessable and bear no restrictive legend. Knightsbridge shall notify the Company of its intent to exercise by facsimile copy of an exercise notice a copy of which has been attached to the Agreement as Exhibit "A". Knightsbridge shall send via overnight courier an original of each exercise notice.

4.   Expenses
     --------

     In addition to any Engagement Retainers and Additional Compensation payable hereunder, and without regard to whether any Compensable Events occur hereunder, the Company shall reimburse Knightsbridge for all fees approved by an officer of the Company, relating to Knightsbridge's travel and out-of-pocket expenses reasonably incurred in connection with the services performed by Knightsbridge pursuant to this Engagement Letter, including without limitation, hotel, food, and associated expenses and long-distance telephone calls. Said expenses shall not exceed $500 in any 30-day period of the term unless approved by an officer, director or other authorized designee of the Company.

5.   Procedure  for  Initiating  Discussion
     --------------------------------------

     In order to coordinate our efforts with respect to a possible Transaction satisfactory to the Company, during the period of our Engagement hereunder THE
                                                                             ---
COMPANY  OR ANY REPRESENTATIVE WILL USE ITS BEST EFFORTS TO INITIATE DISCUSSIONS
--------------------------------------------------------------------------------
REGARDING  A TRANSACTION EXCEPT THROUGH KNIGHTSBRIDGE.  In the event the Company
------------------------------------------------------
or its management receives an inquiry regarding a Transaction, it will promptly advise Knightsbridge of such inquiry in order that Knightsbridge may evaluate such prospective purchaser and its interest and assist the Company in any resulting negotiations.


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6.   Post-Termination  Notice
     ------------------------

     In addition, if at any time prior to 12 months after the termination or expiration of this Engagement Letter a Transaction is consummated, or if at any time prior to 24 months after the termination or expiration of this Engagement Letter a Transaction is consummated with any party contacted regarding a Transaction during the period of this Engagement, Company will provide to Knightsbridge with written notice of the parties contacted by Knightsbridge regarding a Transaction during the period of this Engagement.

7.   Non-Exclusivity  of  Knightsbridge  Services
     --------------------------------------------

     It is understood and acknowledged by the Company that Knightsbridge presently has, and anticipates having throughout the Engagement Term, other clients for which it performs the same or similar services to those to be performed in accordance herewith, and that Knightsbridge shall be under no obligation under this Engagement to restrict its ability in any way to perform services for any other clients. It is further acknowledged that, by virtue of the nature of the services to be performed by Knightsbridge hereunder, the value of such services bear no relation necessarily to the amount of time invested on the part of Knightsbridge to the performance of such services, and Knightsbridge, therefore, shall be under a continuing obligation hereunder to devote only as much time to the performance of its services hereunder as deemed appropriate in the exclusive discretion of its principle(s). ADDITIONALLY, IT
                                                                ----------------
IS ACKNOWLEDGED BY KNIGHTSBRIDGE THAT THE COMPANY SHALL HAVE THE RIGHT TO EMPLOY
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OTHER  FIRMS  AND  CONSULTANTS  AND  THE  NON-EXCLUSIVITY  OF THE SERVICES TO BE
--------------------------------------------------------------------------------
PROVIDED  BY  KNIGHTSBRIDGE  SHALL  BE  MUTUAL.
-----------------------------------------------

8.   Role  of  Finder
     ----------------

     In connection with any Financing Transactions hereunder, the Company acknowledges that Knightsbridge is not a registered broker-dealer under Section 15A of the U.S. Securities and Exchange Act of 1934, or any similar state law, and that Knightsbridge cannot, and shall not be required hereunder to, engage in the offer or sale of securities for or on behalf of the Company. While Knightsbridge has pre-existing relationships and contacts with various investors, registered brokers-dealers and investment funds, Knightsbridge's participation in any actual or proposed offer or sale of Company securities shall be limited to that of an advisor to the Company, and if applicable, a "finder" of investors, broker-dealers and/or funds. The Company acknowledges and agrees that the solicitation and consummation of any purchases of the Company's securities shall be handled by the Company or one or more NASD member firms engaged by the Company for such purposes.

9.   Referral  Fees
     --------------

     Any referral fees payable in connection wi0th any Compensable Transactions shall be the exclusive responsibility of, and shall be paid by Knightsbridge.

10.  Cooperation  by  Company
     ------------------------

     In order to enable Knightsbridge to provide the services requested, the Company agrees to provide to Knightsbridge, among other things, all information reasonably requested or required by Knightsbridge including without limitation information concerning historical and projected financial results with respect to the Company and its subsidiaries and possible and known litigious, environmental and contingent liabilities. The Company also agrees to make available to Knightsbridge such representatives of the Company, including among others, directors, officers, employees, outside counsel and independent certified accountants, as Knightsbridge may reasonably request.

11.  Reliance  by  Knightsbridge  on  Accuracy  of  Information:  12(b)5
     -------------------------------------------------------------------
     Representation.
     ---------------

     The Company recognizes and acknowledges that, in advising the Company and in fulfilling the Engagement hereunder, Knightsbridge will use and rely on data, material and other information furnished to Knightsbridge by the Company. The Company agrees that Knightsbridge may do so without independently verifying the accuracy or completeness of such data, material or other information. The Company represents and warrants that any such data, material or information shall be true and accurate and shall not, as of the time communicated, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

12.  Confidentiality
     ---------------

     If any of the data, material or other information is non-public or confidential when revealed or otherwise shared with representatives of Knightsbridge, and identified in writing as such at the time it is revealed or shared ("Confidential Information"), Knightsbridge and its officers, directors, employees, agents and associates shall hold all Confidential Information in complete and strict confidence and will not, without prior written consent of the Company, in each instance, disclose any Confidential Information, in whole or part, to any other person or for any other purpose than is expressly approved by the Company in writing. To the extent that disclosure of Confidential
Information is approved by the Company in writing, excepting information required to be disclosed by legal process, law or regulation. Knightsbridge agrees that each party or individual to whom such disclosure is made shall be informed of the confidential nature of the information disclosed and be obligated to sign standard non-disclosure agreements.

13.  Indemnification
     ---------------

     Each party (an "Indemnifying Party") hereby agrees to indemnify and hold the other party and its respective affiliates, directors, officers, employees and agents (collectively "Indemnified Parties") harmless from, and to reimburse each of the Indemnified Parties for, any loss, damage, deficiency, claim, obligation, suit, action, fee, cost or expense of any nature whatsoever (including, but not limited to, reasonable attorney's fees and costs) arising out of, based upon or resulting from any breach of any of the representations, warranties, covenants, agreements or undertakings of the Indemnifying Party contained in or made pursuant to this Engagement Letter.

14.  Miscellaneous
     -------------

          a. This Engagement Letter constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

          b. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered via courier or overnight service or sent (i) postage prepaid by registered mail, returned receipt requested, to the respective parties as set forth below, or to such other address as either party may notify the other of in writing:

If to Knightsbridge, to:    Knightsbridge Holdings, LLC
                              2999  NE  199th  Street,  Penthouse  2
                              Aventura,  Fl  33180
                              Attn:  Ms.  Alyce  Schreiber
                              Fax  (305)  932-3697

If to the Company, to:      TransWorld Benefits, Inc.
                              18201  Von  Karman  Avenue
                              Suite  1170
                              Irvine,  CA  92612
                              Attn:  Mr.  Charles  Seven,  President
                              Fax  (949)  975-1177

          c. This Engagement Letter shall be binding upon and insure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

          d. The Company represents that it has the power to enter into this Engagement Letter and to carry out its obligations hereunder. This Engagement Letter constitutes the valid and binding obligation of the Company and is enforceable in accordance with its terms. The Company further represents that this Engagement Letter does not conflict with or breach any agreement to which it is subject or by which it is bound.

          e. This Engagement Letter may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

          f. No provision of this Engagement Letter may be amended, modified or waived, except in writing signed by all of the parties hereto.

          g. This Engagement Letter shall be construed in accordance with and governed by the laws of the State of Florida, without giving effect to its conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Engagement Letter shall be adjudicated before a court located in Dade County, Florida and of the federal courts in the Southern District of Florida with respect to any action or legal proceeding commenced by any party. Company agrees to waive a trial by jury for any dispute requiring adjudication before a court of law.

          h. The Company hereby acknowledges that it shall bear the burden of proof in any action or proceeding involving a claim by Knightsbridge to any Additional Compensation due hereunder arising out of any Compensable Event involving a third party claimed by Knightsbridge to have been originally introduced to the Company by Knightsbridge.



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If  the  foregoing  correctly sets forth the understanding between Knightsbridge and the Company with respect to the foregoing, please do indicate by signing in the place provided below, at which time this Engagement Letter shall become a binding agreement.


                                      KNIGHTSBRIDGE  Holdings,  LLC



                                      By:
                                           -----------------------------------
                                           Robert  Press,  President
                                           For  the  Managing  Member


Accepted  and  Agreed:

[TRANSWORLD  BENEFITS,  INC.]


By: /s/ Charles C. Seven
   ---------------------------------------


Name: Charles C. Seven
   ---------------------------------------


Title: CEO
   ---------------------------------------


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